Exhibit 24

DATE:     January 30, 1997

TO:       Louis E. Buck, Jr.
          Laurence M. Hamric

FROM:     Edwin Lupberger, et. al.

SUBJECT:  Power of Attorney; 1996 Form 10-K


Entergy Corporation, referred to herein as the Company, will file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1996 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Company and the undersigned, in their respective capacities as directors and/or officers of said Company as specified in Attachment I, do each hereby make, constitute and appoint Louis E. Buck, Jr. and Laurence M. Hamric, and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

Entergy Corporation




By:    /s/ Edwin Lupberger             /s/ Gerald D. McInvale
  Edwin Lupberger                     Gerald D. McInvale
Chairman of the Board, President     Executive Vice President and
and Chief Executive Officer          Chief Financial Officer




  /s/ W. Frank Blount                  /s/ John A. Cooper, Jr.
    W. Frank Blount                   John A. Cooper, Jr.




  /s/ Lucie J.Fjeldstad               /s/ Norman C. Francis
  Lucie J. Fjeldstad                   Norman C. Francis




  /s/ Robert v.d.Luft                  /s/ Edwin Lupberger
   Robert v.d. Luft                     Edwin Lupberger




  /s/ Kinnaird R. McKee                /s/ Paul W. Murrill
   Kinnaird R. McKee                    Paul W. Murrill




    /s/ James R. Nichols                /s/ Eugene H. Owen
   James R. Nichols                      Eugene H. Owen




 /s/ John N. Palmer, Sr.               /s/ Robert D. Pugh
  John N. Palmer, Sr.                    Robert D. Pugh




   /s/ H. Duke Shackelford           /s/ Wm. Clifford Smith
  H. Duke Shackelford                  Wm. Clifford Smith





 /s/ Bismark A. Steinhagen
 Bismark A. Steinhagen



Entergy Corporation

Chairman  of  the Board, President, Chief Executive  Officer  and
Director (principal executive officer) - Edwin Lupberger

Executive Vice President and Chief Financial Officer (principal financial officer) - Gerald D. McInvale

Directors - W. Frank Blount, John A. Cooper, Jr., Lucie J. Fjeldstad, Norman C. Francis, Robert v.d. Luft, Kinnaird R. McKee, Paul W. Murrill, James R. Nichols, Eugene H. Owen, John N. Palmer, Sr., Robert D. Pugh, H. Duke Shackelford, Wm. Clifford Smith, Bismark A. Steinhagen.

DATE:     January 30, 1997

TO:       Louis E. Buck, Jr.
          Laurence M. Hamric

FROM:     Edwin Lupberger, et. al.

SUBJECT:  Power of Attorney; 1996 Form 10-K


Entergy Arkansas, Entergy Gulf States, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc., Entergy New Orleans, Inc., and System Energy Resources, Inc. (collectively referred to herein as the Companies) will file with the Securities and Exchange Commission their respective Annual Reports on Form 10-K for the year ended December 31, 1996 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Companies and the undersigned, in their respective capacities as directors and/or officers of said Companies as specified in Attachment I, do each hereby make, constitute and appoint Louis
E. Buck and Laurence M. Hamric, and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

Entergy Arkansas, Inc.
Entergy Gulf States, Inc.
Entergy Louisiana, Inc.
Entergy Mississippi, Inc.
Entergy New Orleans, Inc.
System Energy Resources, Inc.


By:/s/ Edwin Lupberger               By:/s/ Gerald D. McInvale
  Edwin Lupberger                     Gerald D. McInvale
Chairman of the Board and            Executive Vice President and
Chief Executive Officer              Chief Executive Officer







  /s/ Michael B. Bemis                 /s/ John J. Cordaro
   Michael B. Bemis                     John J. Cordaro




 /s/ Frank F. Gallaher                 /s/ Donald C. Hintz
  Frank F. Gallaher                     Donald C. Hintz




  /s/ Jerry D. Jackson                  /s/ R. Drake Keith
   Jerry D. Jackson                      R. Drake Keith




   /s/ Edwin Lupberger                  /s/ Jerry L. Maulden
   Edwin Lupberger                      Jerry L. Maulden



  /s/ Donald E. Meiners              /s/ Gerald D. McInvale
  Donald E. Meiners                    Gerald D. McInvale



   /s/ Karen R. Johnson               /s/ Daniel F. Packer
   Karen R. Johnson                     Daniel F. Packer





Entergy Arkansas, Inc.

Chairman  of  the  Board, Chief Executive  Officer  and  Director
(principal executive officer) - Edwin Lupberger

Executive   Vice   President   and   Chief   Financial    Officer
(principal financial officer) - Gerald D. McInvale

Directors  -  Michael  B.  Bemis,  Donald  C.  Hintz,  Jerry   D.
Jackson,   R.   Drake   Keith,  Jerry  L.  Maulden,   Gerald   D.
McInvale.

Entergy Gulf States, Inc.

Chairman  of  the  Board, Chief Executive  Officer  and  Director
(principal executive officer) - Edwin Lupberger

Executive   Vice   President   and   Chief   Financial    Officer
(principal financial officer) - Gerald D. McInvale

Directors  -  Michael  B.  Bemis,  John  J.  Cordaro,  Frank   F.
Gallaher,   Donald   C.  Hintz,  Jerry  D.  Jackson,   Karen   R.
Johnson, Jerry L. Maulden, Gerald D. McInvale.

Entergy Louisiana, Inc.

Chairman  of  the  Board, Chief Executive  Officer  and  Director
(principal executive officer) - Edwin Lupberger

Executive   Vice   President   and   Chief   Financial    Officer
(principal financial officer) - Gerald D. McInvale

Directors  -  Michael  B.  Bemis,  John  J.  Cordaro,  Donald  C.
Hintz,   Jerry   D.   Jackson,  Jerry  L.  Maulden,   Gerald   D.
McInvale.

Entergy Mississippi, Inc.

Chairman  of  the  Board, Chief Executive  Officer  and  Director
(principal executive officer) - Edwin Lupberger

Executive   Vice   President   and   Chief   Financial    Officer
(principal financial officer) - Gerald D. McInvale

Directors  -  Michael  B.  Bemis,  Donald  C.  Hintz,  Jerry   D.
Jackson,   Jerry  L.  Maulden,  Donald  E.  Meiners,  Gerald   D.
McInvale.

Entergy New Orleans, Inc.

Chairman  of  the  Board, Chief Executive  Officer  and  Director
(principal executive officer) - Edwin Lupberger

Executive   Vice   President   and   Chief   Financial    Officer
(principal financial officer) - Gerald D. McInvale

Directors  -  Jerry  D.  Jackson, Jerry  L.  Maulden,  Gerald  D.
McInvale, Daniel F. Packer.

System Energy Resources, Inc.

President,   Chief  Executive  Officer  and  Director  (principal
executive officer) - Donald C. Hintz

Executive   Vice   President   and   Chief   Financial    Officer
(principal financial officer) - Gerald D. McInvale

Directors  -  Edwin  Lupberger,  Jerry  L.  Maulden,  Gerald   D.
McInvale.